                                                                      (m)(1)(i)

                              AMENDED SCHEDULE A

                              with respect to the

                          FOURTH AMENDED AND RESTATED
                         DISTRIBUTION AND SERVICE PLAN

                                      for

                               ING EQUITY TRUST

                                     Maximum      Maximum      Maximum      Maximum
                                     Class A      Class B      Class C      Class Q
                                     Combined     Combined     Combined     Combined
                                   Distribution Distribution Distribution Distribution
                                   and Service  and Service  and Service  and Service
Name of Fund                           Fees         Fees         Fees         Fees
------------                       ------------ ------------ ------------ ------------
ING Disciplined LargeCap Fund          0.30%        1.00%        1.00%         N/A
ING Fundamental Research Fund          0.25%        1.00%        1.00%         N/A
ING LargeCap Value Fund                0.25%        1.00%        1.00%         N/A
ING MidCap Opportunities Fund          0.30%        1.00%        1.00%        0.25%
ING MidCap Value Choice Fund           0.25%        1.00%        1.00%         N/A
ING MidCap Value Fund                  0.25%        1.00%        1.00%        0.25%
ING Opportunistic LargeCap Fund        0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund          0.25%        1.00%        1.00%        0.25%
ING Principal Protection Fund II       0.25%        1.00%        1.00%        0.25%
ING Principal Protection Fund III      0.25%        1.00%        1.00%        0.25%
ING Principal Protection Fund IV       0.25%        1.00%        1.00%        0.25%
ING Principal Protection Fund V        0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund VI       0.25%        1.00%        1.00%        0.25%
ING Principal Protection Fund VII      0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund VIII     0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund IX       0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund X        0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund XI       0.25%        1.00%        1.00%         N/A
ING Principal Protection Fund XII      0.25%        1.00%        1.00%         N/A
ING Real Estate Fund                   0.25%        1.00%        1.00%        0.25%
ING SmallCap Opportunities Fund        0.30%        1.00%        1.00%        0.25%
ING SmallCap Value Choice Fund         0.25%        1.00%        1.00%         N/A
ING SmallCap Value Fund                0.25%        1.00%        1.00%        0.25%

Effective Date: November 9,2006